AMENDMENT TO THE
                            NATIONAL FUEL GAS COMPANY
                           DEFERRED COMPENSATION PLAN




         I, Bernard J. Kennedy, pursuant to the authorization granted by the National Fuel Gas Company Board of Directors on September 19, 1996, do hereby execute the following amendment to the National Fuel Gas Company Deferred Compensation Plan for Non-Union Employees (the "DCP"), effective September 19, 1996.

         Section 9.2 of the DCP is hereby amended as follows:

         Paragraph (b) is deleted and Paragraphs (c) - (e) are hereby relabeled as paragraphs (b) - (d).



                                       NATIONAL FUEL GAS COMPANY



September 19, 1996                     /s/ Bernard J. Kennedy
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Dated                                  Bernard J. Kennedy
                                       President, Chief Executive Officer and
                                       Chairman of the Board of Directors